SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 23, 2002

Dole Food Company, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-4455	99-0035300
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dole Drive, Westlake Village, California		91362
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 879-6600

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements, Pro Forma Financial Information Exhibits.

(c)  Exhibits:

99.1	Press Release of the Registrant issued on August 23, 2002.

99.2	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.3	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.4	Certification of Chief Executive Officer of Dole Food Company, Inc. pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.5	Certification of Chief Financial Officer of Dole Food Company, Inc. pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9.    Regulation FD Disclosure.

The Registrant issued a press release, attached as Exhibit 99.1 hereto, disclosing the filing with the United States Securities and Exchange Commission of statements under oath by the Registrant’s principal executive officer and principal financial officer, in the form prescribed by the Commission, without modification or qualification, pursuant to SEC Order No. 4-460 (June 27, 2002), covering the Registrant’s Annual Report on Form 10-K for fiscal year 2001, its quarterly reports on Form 10-Q for the first and second quarters of fiscal year 2002, its 2002 definitive proxy materials and its current reports on Form 8-K filed subsequent to the filing of the Form 10-K for fiscal year 2001. These two statements under oath are attached hereto as Exhibits 99.2 and 99.3, respectively. The Registrant also attaches hereto, as Exhibits 99.4 and 99.5, respectively, certifications by its chief executive officer and its chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Dole Food Company, Inc.

Date: August 23, 2002	By:	/s/ Richard J. Dahl
Name: Richard J. Dahl Title: Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued August 23, 2002.
99.2	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.
99.3	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.
99.4	Certification of Chief Executive Officer of Dole Food Company, Inc., pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
99.5	Certification of Chief Financial Officer of Dole Food Company, Inc., pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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